EXHIBIT 10.25
                                 PROMISSORY NOTE

$124,000.00 AT CORAL SPRINGS, FLORIDA THIS 22ND DAY OF SEPTEMBER, 1994.

         FOR VALUE RECEIVED, THE UNDERSIGNED (JOINTLY AND SEVERALLY, IF MORE THAN ONE) PROMISE TO PAY TO THE ORDER OF ARTHUR FALCONE AT 3300 UNIVERSITY DRIVE, CORAL SPRINGS, FL 33065 OR AT SUCH OTHER PLACE WITHIN THE UNITED STATES AS THE HOLDER HEREOF MAY IN WRITING DESIGNATE, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE SUM OF ONE HUNDRED TWENTY FOUR THOUSAND AND 00/100 ($124,000.00), TOGETHER WITH INTEREST THEREON FROM THE DATE HEREOF AT THE RATE OF ELEVEN (11%) PERCENT PER ANNUM, PAYABLE AS FOLLOWS:

INTEREST ONLY PAYABLE TO DEAN WITTER REYNOLDS, INC., C/O ROBERT COHEN, 2 JERICHO PLAZA, JERICHO, NY 11753-9853, MONTHLY, ON THE FIRST DAY OF THE MONTH. PRINCIPAL SHALL BE MADE AS A BALLOON PAYMENT 12 MONTHS THEREAFTER, SEPTEMBER 21, 1995.

         IF ANY PAYMENT DUE HEREUNDER IS NOT MADE WITHIN THIRTY (30) DAYS FROM THE DATE IT IS DUE, THIS NOTE SHALL BE IN DEFAULT AND THE UNPAID BALANCE HEREUNDER SHALL BEAR INTEREST AT THE HIGHEST RATE PERMITTED BY LAW FROM THE DATE OF SUCH PAYMENT. IF THIS NOTE SHALL BE IN DEFAULT THEN, AT THE OPTION OF THE HOLDER HEREOF THE ENTIRE PRINCIPAL SUM REMAINING UNPAID, TOGETHER WITH ACCRUED INTEREST, SHALL BECOME IMMEDIATELY DUE AND PAYABLE WITHOUT NOTICE, AND ANY FAILURE TO EXERCISE THIS OPTION SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT TO EXERCISE IT AT ANY OTHER TIME. UPON ANY DEFAULT HEREUNDER ALL PERSONS LIABLE HEREON JOINTLY AND SEVERALLY PROMISE TO PAY ALL COSTS OF COLLECTION WHETHER WITH OR WITHOUT SUIT INCLUDING REASONABLE ATTORNEY'S FEES, WHICH FEES SHALL INCLUDE ANY ARISING BY REASON OF APPELLATE PROCEEDINGS. PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF DISHONOR, PROTEST AND NOTICE OF PROTEST ARE HEREBY WAIVED BY ALL MAKERS AND ENDORSERS HEREOF. PAYMENTS HEREUNDER SHALL BE APPLIED FIRST TO ACCRUED INTEREST, WITH THE BALANCE, IF ANY, APPLIED TO PRINCIPAL. THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT PENALTY.

         THIS NOTE IS PAYABLE IN AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.

                                      PAYMENT GUARANTEED:

DATE:____________________             ____________________________
                                      TRANSEASTERN PROPERTIES
                                      3300 UNIVERSITY DRIVE
                                      CORAL SPRINGS, FL 33065


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STATE OF FLORIDA
COUNTY OF BROWARD

         THE FOREGOING INSTRUMENT WAS SWORN AND SUBSCRIBED TO ME BY ____________________ WHO IS KNOWN TO ME ON THIS _____ DAY OF SEPT., 1994.



-------------------------------------
NOTARY PUBLIC



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                                 Arthur Falcone
                              3300 University Drive
                                    Suite 001
                          Coral Springs, Florida 33065

                                                             September 18, 1996


Transeastern Properties, Inc.
3300 University Drive
Suite 001
Coral Springs, Florida  33065

Gentlemen:

         Reference is made to that certain Promissory Note (the "Note"), dated September 22, 1994, made by Transeastern Properties, Inc. (f.k.a. "Transeastern Properties of South Florida, Inc.") payable to the order of Arthur Falcone ("Falcone") in the amount of $124,000, a copy of which is attached hereto. Notwithstanding anything to the contrary set forth in the Note, Falcone irrevocably agrees that the principal payments under the Note shall be due on demand, rather than on the date set forth in the Note. Except as otherwise provided herein, all of the provisions of the Note shall remain in full force and effect.

                                       Very truly yours,

                                       /s/ Arthur Falcone
                                       ------------------
                                       Arthur Falcone